Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Putnam International Growth and Income Portfolio

(the “Portfolio”)

Supplement dated August 30, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

Effective August 31, 2019, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Putnam International Growth and Income Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Darren A. Jaroch Portfolio Manager	2009
Lauren B. DeMore Assistant Portfolio Manager	2019

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “Putnam Investment Management, LLC (“Putnam”)” is deleted in its entirety and replaced with the following:

The SA Putnam International Growth and Income Portfolio is managed by Darren A. Jaroch, CFA. He is assisted by Lauren B. DeMore, CFA. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996. Ms. DeMore is an Assistant Portfolio Manager of Putnam’s U.S. large-cap value and international value strategies. Ms. DeMore joined Putnam in 2006 and has been in the investment industry since 2002.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-PIG1.1 (08/19)